                     FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of August 3, 1998, by and among: (i) FlashNet Communications, Inc., a Texas corporation (the "Company"); (ii) Apogee Fund LP, a Delaware limited partnership ("Apogee"); (iii) Emmett M. Murphy ("Murphy"); (iv) ISP Investors, L.P., a Texas limited partnership ("ISP");
(v) Scott M. Kleberg ("Kleberg"); (vi) J. Luther King, Jr. ("King"); (vii) Scot C. Hollmann ("Hollmann"); (viii) Fourteen Hill Capital, LP, a Delaware limited partnership ("FHC"); (ix) Applied Telecommunications Technologies, Inc., a Delaware corporation ("ATTI"); (x) Paul Castro ("Castro"); (xi) UD Donna Manning IRA ("Manning"); (xii) Faith Griffin ("Griffin"); (xiii) Youssef Squali ("Squali"); (xiv) Jeffrey N. Wilkes ("Wilkes"); (xv) George P. Jenkins Insurance Trust, U/A 6/28/91, James P. Jenkins, Robert N. Jenkins and Richard G. Jenkins, Trustees ("Jenkins Trust"); (xvi) James P. Jenkins ("Jenkins"); (xvii) Frank A. Klepetko ("Klepetko"); and (xviii) Q Ventures, L.P., a Texas limited partnership ("Q Ventures").

                               W I T N E S S E T H:

     WHEREAS, the Company, Apogee, Murphy, ISP, Kleberg, King, Hollmann and FHC (Apogee, Murphy, ISP, Kleberg, King, Hollmann and FHC being collectively referred to hereinafter as the "First Round Buyers") entered into that certain Stock Purchase Agreement, dated as of May 7, 1998 (the "Purchase Agreement"), pursuant to which the First Round Buyers purchased an aggregate of 749,587 shares (the "First Round Shares") of the Series A Convertible Preferred Stock, $1.00 par value per share, of the Company ("Series A Preferred"); and

     WHEREAS, subject to the terms and conditions hereof, simultaneously with the execution of this Agreement, pursuant to the Purchase Agreement and this Agreement, the Company wishes to issue and sell to ATTI, Castro, FHC, ISP, Manning, Griffin, Squali, Wilkes, Jenkins Trust, Jenkins, Klepetko, Kleberg, King, Hollmann and Q Ventures (the "Second Round Buyers"), and the Second Round Buyers desire to purchase from the Company, an aggregate of 614,498 shares (the "Second Round Shares") of the Series A Preferred;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                     SECTION 1
                      PURCHASE AND SALE OF SECOND ROUND SHARES
                        AND AMENDMENT TO PURCHASE AGREEMENT

     1.01 PURCHASE AND SALE OF SECOND ROUND SHARES. The Company hereby agrees to issue, sell and deliver to each of the Second Round Buyers, and each of the Second Round Buyers hereby agrees to purchase and accept from the Company, the number of shares of the Series A Preferred as set forth beside the name of each of the Second Round Buyers on Schedule 1.01 of this Agreement. In consideration for the Second Round Shares, the Second Round Buyers shall simultaneously with execution hereof pay to the Company by wire transfer to an account designated by the Company or by personal check an aggregate purchase price of $3,730,000, the portion of such aggregate purchase price paid by each Second Round Buyer being as set forth beside its name on
Schedule 1.01. The Company shall issue and deliver to the Second Round Buyers stock certificates in definitive form registered in the name of the Second Round Buyers evidencing the Second Round Shares.

     1.02  AMENDMENTS TO PURCHASE AGREEMENT.

           (a) The Purchase Agreement is hereby amended such that the defined terms "Buyer" and "Buyers" in the Purchase Agreement shall in all cases include the Second Round Buyers, and the Second Round Buyers, by their execution of this Agreement, shall: (i) be deemed to have executed and delivered the Purchase Agreement; (ii) be deemed to have made, as of the date hereof, the representations and warranties set forth in Article IV of the Purchase Agreement; and (iii) have all the rights, benefits and obligations of the Purchase Agreement as if they were original signatories thereof.

           (b) The Purchase Agreement is hereby amended such that the defined term "Shares" in the Purchase Agreement shall in all cases include the Second Round Shares.

           (c) The Purchase Agreement is hereby amended by adding the following information to Schedule 3.8 thereof:

           FlashNet Telecom, Inc.
           1812 North Forest Park Blvd.
           Fort Worth, Texas  76102

           Incorporated in the State of Texas

           Shares authorized:  100,000
           Shares issued
             and outstanding:  100,000
           Ownership:          All shares issued and outstanding are owned by
                               FlashNet Communications, Inc.

           (d) Section 3.9 of the Purchase Agreement is hereby amended by changing the percentage figure appearing in such section from 23.8% to 36.24%.

           (e) The Purchase Agreement is hereby amended by deleting Schedules 3.26 and 3.29 thereof in their entirety and substituting in their place new Schedules 3.26 and 3.29 to this Agreement.

           (f) Section 3.39 of the Purchase Agreement is hereby amended by adding the following language immediately following the date appearing in the second line thereof:

     "...AND TO LAIDLAW GLOBAL SECURITIES, INC. PURSUANT TO AN ENGAGEMENT LETTER DATED JULY 10, 1998"

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FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT                              PAGE 2

                                     SECTION 2
                      WAIVER AND CONSENT OF FIRST ROUND BUYERS

     2.01 WAIVER. Section 4 (b) of the Certificate of Designations of the Series A Preferred (the "Certificate of Designations") provides the First Round Buyers with certain preemptive rights in respect of offers of equity securities by the Company. Each of the undersigned First Round Buyers hereby waives any and all preemptive rights or other similar rights such holder may have under Section 4(b) of the Certificate of Designations or otherwise in respect of the Company's issuance and sale of the Second Round Shares.

     2.02 CONSENT. Section 9(c) of the Certificate of Designations prohibits the Company, without the affirmative vote or consent of the holders of a majority of the shares of the Series A Preferred, from taking certain actions, including amendment of the Articles of Incorporation, which is necessary in order for the Company to issue the Second Round Shares. Each of the undersigned First Round Buyers hereby consents to all corporate action required to be taken by the Corporation in order for the Corporation to issue, sell and deliver the Second Round Shares as set forth in this Agreement.

                                     SECTION 3
                                   MISCELLANEOUS

     3.01 SURVIVAL OF AGREEMENTS. All agreements made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Second Round Shares, and all statements contained in any certificate or other instrument delivered by the Company pursuant to the Purchase Agreement shall be deemed to constitute representations and warranties made, as of the date hereof, by the Company to the Second Round Buyers and to the First Round Buyers.

     3.02 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     3.03 NOTICES. All notices, requests, consents and other communications under the Purchase Agreement to the Second Round Buyers shall be addressed as follows:

Applied Telecommunications Technologies, Inc.
20 William Street
Wellesley, Massachusetts 02181
Attn: Kevin Stadtler
Telefax:  (781) 239-0377

Paul Castro
1453 Third Street Promenade
Suite 513
Santa Monica, California 90401
Telefax:  (310) 319-9829

-------------------------------------------------------------------------------
FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT                              PAGE 3

Fourteen Hill Capital, LP
1700 Montgomery Street, Suite 250
San Francisco, California 94111
Attn: Chris Rodskog
Telefax: (415) 394-9471

ISP Investors, L.P.
201 Main Street, Suite 2001
Fort Worth, Texas 76102
Attn: John Kleinheinz
Telefax:  (817) 348-8010

UD Donna Manning IRA
115 East 67th Street, Apt. 6C
New York, New York 10021
Telefax:  (212) 988-4301

Faith Griffin
264 Oak Ridge Avenue
Summit, New Jersey 07901
Telefax:  (212) 697-3368

Youssef Squali
180 Berkley Place, Apt. 1C
Brooklyn, New York 11217
Telefax:  (212) 697-3368

Jeffrey N. Wilkes
12 Thorpe Lane
Plainview, New York 11803
Telefax:  (212) 697-3368

George P. Jenkins Insurance Trust
     U/A 6/28/91, James P. Jenkins, Robert N.
     Jenkins and Richard G. Jenkins, Trustees
170 Gates Avenue
Montclair, New Jersey 07042-2009
Telefax:  (212) 697-3368

James P. Jenkins
30 Sutton Place
New York, New York 10022
Telefax: (212) 697-3368

-------------------------------------------------------------------------------
FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT                              PAGE 4

Frank A. Klepetko
14 Wellyn Road
Bronxville, New York 10718
Telefax:  (212) 697-3368

Scott M. Kleberg
301 Commerce, Suite 1600
Fort Worth, Texas 76102
Telefax: (817) 336-7523

J. Luther King, Jr.
301 Commerce, Suite 1600
Fort Worth, Texas 76102
Telefax: (817) 332-4630

Scot C. Hollmann
301 Commerce, Suite 1600
Fort Worth, Texas 76102
Telefax: (817) 332-4630

Q Ventures, L.P.
301 Commerce, Suite 2975
Fort Worth, Texas 76102
Telefax: (817) 332-9503

     3.04 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     3.05 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in accordance with Section 8.15 of the Purchase Agreement.

     3.06 NO OTHER AMENDMENTS. Except as expressly amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with the terms and provisions thereof.

     3.07 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.



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FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT                              PAGE 5

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                    THE COMPANY:

                              FLASHNET COMMUNICATIONS, INC.

                              By:  /s/ M. Scott Leslie
                                   ----------------------------------
                                   M. Scott Leslie
                                   President


                    FIRST ROUND BUYERS:

                              APOGEE FUND LP

                              By:  Paradigm Capital
                                   ---------------------------------,
                                   its General Partner


                                   By:    /s/ Emmett M. Murphy
                                         ----------------------------
                                   Name:  Emmett M. Murphy
                                         ----------------------------
                                   Title: President
                                         ----------------------------

                              /s/ Emmett M. Murphy
                              ---------------------------------------
                              Emmett M. Murphy


                              ISP Investors, L.P.
                              By:  Kleinheinz Capital Partners, LLC,
                                   its General Partner

                                   By:    /s/ John Kleinheinz
                                         ----------------------------
                                   Name:
                                         ----------------------------
                                   Title:
                                         ----------------------------

                              /s/ Scott M. Kleberg
                              ---------------------------------------
                              Scott M. Kleberg

                              /s/ Luther King
                              ---------------------------------------
                              J. Luther King, Jr.

                              /s/ Scot C. Hollmann
                              ---------------------------------------
                              Scot C. Hollmann


                              FOURTEEN HILL CAPITAL, LP

                              By:  Fourteen Hill Management, LLC,
                                   its General Partner
                               By: Point West Capital Corporation,
                                   its General Partner


                                   By:    /s/ Chris P. Rodskog
                                         ----------------------------
                                   Name:  Chris P. Rodskog
                                         ----------------------------
                                   Title: Senior VP
                                         ----------------------------


                    SECOND ROUND BUYERS:

                              APPLIED TELECOMMUNICATIONS
                                   TECHNOLOGIES, INC.

                              By: /s/ Dennis P. Cameron
                                 ------------------------------------
                              Name:  Dennis P. Cameron
                                   ----------------------------------
                              Title: President
                                    ---------------------------------

                              /s/ Paul J. Castro
                              ---------------------------------------
                              Paul Castro


                              FOURTEEN HILL CAPITAL, LP
                                   By:  Fourteen Hill Management, LLC,
                                        its General Partner
                                    By: Point West Capital Corporation,
                                        its General Partner

                              By:    /s/ Chris P. Rodskog
                                    ---------------------------------
                              Name:  Chris P. Rodskog
                                    ---------------------------------
                              Title: Senior V.P.
                                    ---------------------------------

                                   ISP INVESTORS, L.P.

                                        By:  Kleinheinz Capital Partners, LLC,
                                             its General Partner

                                   By:   /s/ John Kleinheinz
                                         ----------------------------
                                   Name:
                                         ----------------------------
                                   Title:
                                         ----------------------------


                                   UD DONNA MANNING IRA


                                   By:  /s/ Donna Manning
                                        -----------------------------
                                        Donna (Manning) Horner

                                   /s/ Faith Griffin
                                   ----------------------------------
                                   Faith Griffin

                                   /s/ Youssef Squali
                                   ----------------------------------
                                   Youssef Squali

                                   /s/ Jeffrey N. Wilkes
                                   ----------------------------------
                                   Jeffrey N. Wilkes


                                   GEORGE P. JENKINS INSURANCE TRUST, U/A
                                   6/28/91


                                   By:  /s/ James P. Jenkins, Trustee
                                        -----------------------------
                                        James P. Jenkins, Trustee

                                   /s/ James P. Jenkins
                                   ----------------------------------
                                   James P. Jenkins

                                   /s/ Frank A. Klepetko
                                   ----------------------------------
                                   Frank A. Klepetko

                                   /s/ Scott M. Kleberg
                                   ----------------------------------
                                   Scott M. Kleberg

                                   /s/ Luther King
                                   ----------------------------------
                                   J. Luther King, Jr.

                                   /s/ Scot C. Hollmann
                                   ----------------------------------
                                   Scot C. Hollmann


                                   Q VENTURES, L.P.

                                   By:  Acme Widget, L.P.,
                                        its General Partner
                                    By: Scepter Holdings, Inc.,
                                        its General Partner

                                   By:    /s/ Robert McCormick
                                         ----------------------------
                                   Name:  Robert McCormick
                                         ----------------------------
                                   Title: Vice President
                                         ----------------------------